UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2020

Colony Credit Real Estate, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-38377	38-4046290
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

515 S. Flower Street, 44th Floor
Los Angeles, CA 90071
(Address of Principal Executive Offices, Including Zip Code)

Registrant’s telephone number, including area code: (310) 282-8820

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	CLNC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On June 16, 2020, CLNC Credit 6, LLC (“Seller”), an indirect subsidiary of Colony Credit Real Estate, Inc. (“CLNC”), entered into a First Amendment to Master Repurchase Agreement (the “Amendment”) with Goldman Sachs Bank USA (“Goldman Sachs”), which amends that certain Master Repurchase Agreement dated as of June 19, 2018 (the “Repurchase Agreement”) between Seller and Goldman Sachs. The Repurchase Agreement was amended to extend the maturity date from June 19, 2020 to June 19, 2021 and to provide for the conversion of the benchmark floating rate of interest for purchased assets from LIBOR to an alternate index rate following the occurrence of certain transition events.
In connection with the Amendment, Credit RE Operating Company, LLC (“Guarantor”) entered into a Reaffirmation of Guarantor (the “Reaffirmation Agreement”), which ratified and reaffirmed Guarantor’s obligations under that certain Guaranty, dated as of June 19, 2018, between Guarantor and Goldman Sachs (as amended, the “Guaranty”), under which the Guarantor agreed to guaranty Seller’s payment and performance obligations under the Repurchase Agreement. Subject to certain exceptions, the maximum liability under the Guaranty will not exceed 25% of the aggregate repurchase price of all purchased assets under the Repurchase Agreement.
The foregoing summary does not purport to be a complete description and is qualified in its entirety by reference to the Amendment and the Reaffirmation Agreement, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.
Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off Balance Sheet Arrangement of a Registrant.
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No,	Description
10.1	First Amendment to Master Repurchase Agreement, dated as of June 16, 2020, by and between CLNC Credit 6, LLC and Goldman Sachs Bank USA
10.2	Reaffirmation of Guarantor, dated as of June 16, 2020, by Credit RE Operating Company, LLC, for the benefit of Goldman Sachs Bank USA
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 19, 2020	COLONY CREDIT REAL ESTATE, INC.

	By:	/s/ David A. Palamé
	Name:	David A. Palamé
	Title:	General Counsel & Secretary